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                                                                   EXHIBIT 10.32

                             STOCK PLEDGE AGREEMENT

                           (Broadway & Seymour, Inc.)

         THIS STOCK PLEDGE AGREEMENT is BETWEEN:

                  (1) BROADWAY & SEYMOUR, INC., a Delaware corporation having a principal place of business 128 South Tryon Street, Charlotte, North Carolina 28202 ("Pledgor"); and

                  (2) FLEET NATIONAL BANK, a national banking association created and existing under the laws of the United States with a principal place of business at 75 State Street, Boston, Massachusetts 02109 as Agent for itself and each of the other Lenders who now or hereafter become parties to the hereinafter defined Loan Agreement ("the Lender").

         WHEREAS:

                  (A) Elite Information Systems, Inc., a California corporation, Elite Information Systems International, Inc., a California corporation, The MiniComputer Company of Maryland, Inc., a Maryland corporation and Pragmatix Telephony Solutions, Inc., a North Carolina corporation are herein collectively referred to as the "Other Borrowers"; and the Other Borrowers together with Pledgor are herein collectively referred to as the "Borrower".

                  (B) Pursuant to the terms of that certain Loan Agreement dated as of the date hereof among Pledgor, the Other Borrowers and Lender (the "Loan Agreement"), Lender has agreed to makes loans to Borrower in an aggregate principal amount not to exceed $15,000,000, as evidenced by that certain Revolving Credit Note of Borrower dated as of the date hereof (the "Note"); and

                  (C) Pledgor legally and beneficially owns, the shares of issued and outstanding stock described on Exhibit A attached hereto and incorporated herein as reference;

                  (D) As a condition precedent to Lender entering into the Loan Agreement and in order to secure the payment and performance in full of all of the Obligations of Borrower to Lender, Pledgor agrees to pledge to Lender, upon the terms contained in this Agreement: (1) the Initial Pledged Shares (as hereinafter defined); and (2) all (if any) shares of any class of the capital stock of the Pledged Companies (as hereinafter defined) acquired by Pledgor at any time after the date hereof.

         NOW, THEREFORE, in consideration of these premises, the promises, mutual covenants

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and agreements herein contained, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                 INTERPRETATION

         Section 1.01. Provisions Pertaining to Definitions. For all purposes of this Agreement (except where such interpretations would be inconsistent with the context or the subject matter):

                  (a) the terms specifically defined in Section 1.02 of this Agreement shall have the meanings therein assigned to them;

                  (b) the expression "this Agreement" shall mean this Stock Pledge Agreement, as originally executed, or, if varied or supplemented from time to time, as so varied or supplemented; and

                  (c) capitalized terms used in this Agreement and defined in the Loan Agreement and not otherwise defined herein shall have the same meanings herein as in the Loan Agreement.

         Section 1.02. Terms Defined. Subject to the provisions of Section 1.01 of this Agreement, the following terms shall have the respective meanings set forth below:

                  (a) "Collateral" means, collectively, all of the Pledged Shares, all of the Pledged Share Dividends, and all of the other property, assets, accounts and moneys, and all of the income, proceeds and products of any thereof, in, to, under or in respect of which Lender or any of the nominees, agents or representatives of Lender, by this Agreement or by any agreement or agreements supplemental hereto, shall acquire any rights or interests as security for the payment or performance of all or any part of the Obligations.

                  (b) "Initial Pledged Shares" means, collectively, all of the issued and outstanding shares of every class of the capital stock of the Pledged Companies as more particularly described on said Exhibit A (A) which are legally and beneficially owned by Pledgor on the date of this Agreement, and (B) the stock certificates for which shall be delivered by Pledgor to Lender in pledge upon the terms contained in this Agreement.

                  (c) "Obligations" means (i) the due and punctual payment in full of the principal, interest and other sums due and to become due from Pledgor and the Other Borrowers to Lender, whether now existing or hereafter arising pursuant to the Loan Agreement, the Note and/or the other Financing Documents, as the same may be amended from time to time; (ii) the due and punctual payment in full at maturity of the principal, interest and any other sums due and to become due from Pledgor and the Other Borrowers to Lender at any time and from time to time on account of any and all obligations, indebtedness and liability of Pledgor and the Other Borrowers to Lender, whether now existing or hereafter arising, whether direct, indirect, absolute or contingent, whether otherwise guaranteed or secured and whether on open account or evidenced by a note, draft, check, loan agreement, letter of credit application, acceptance agreement, or other instrument or documents; and (iii) the due and punctual performance of



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and/or compliance with all of the terms, conditions and covenants contained herein and in the Financing Documents to be performed or complied with by Pledgor and/or the Other Borrowers and the accuracy of Pledgor's the and Other Borrowers' representations and warranties contained herein and in the Financing Documents.

                  (d) "Pledged Companies" means collectively, (i) Elite Information Systems, Inc., a California corporation, (ii) the MiniComputer Company of Maryland, Inc., a Maryland corporation and (iii) Pragmatix Telephony Systems, Inc., a North Carolina corporation.

                  (e) "Pledged Share Dividends" means, collectively, (i) all dividends of every kind whatever which shall become and be due and payable or distributable on or in respect of all or any of the Pledged Shares, (ii) all payments of every kind whatever which shall become and be due and payable or distributable on account of the purchase, redemption, repurchase or other retirement of all or any of the Pledged Shares, and (iii) all other distributions of every kind whatsoever (including, without limitation, all capital distributions) which shall become and be due and payable or distributable on or in respect of all or any of the Pledged Shares; and "Pledged Share Dividend" means any one of the Pledged Share Dividends.

                  (f) "Pledged Shares" means, collectively, (i) all of the Initial Pledged Shares, and (ii) all other shares of any class of the capital stock of the Pledged Companies (A) which shall be issued or distributed (by way of stock dividends or otherwise) or sold by any of the Pledged Companies to Pledgor at any time or times after the date of this Agreement, or (B) which shall be purchased or otherwise acquired by or on behalf of Pledgor from any of the Pledged Companies or from any other person or persons at any time or times after the date of this Agreement; and "Pledged Share" means any one of the Pledged Shares.

                  (g) "Loan Documents" means the Financing Documents as the term is defined in the Loan Agreement.

                                   ARTICLE II

                        PLEDGE AND ASSIGNMENT BY PLEDGOR

         Section 2.01. Pledge and Assignment. In order to secure the payment and performance in full of all of the Obligations (whether existing on the date of this Agreement or arising at any time or times thereafter), Pledgor, as beneficial owner, hereby pledges, hypothecates and assigns to Lender, hereby agrees to pledge, hypothecate and assign to Lender and hereby grants to Lender, a continuing security interest in, the following: (a) each of the Initial Pledged Shares and all of the stock certificates representing the Initial Pledged Shares; (b) all of the Pledged Shares which shall be issued or distributed or sold to or purchased or otherwise acquired by Pledgor at any time or times after the date of this Agreement and all of the stock certificates representing such Pledged Shares; (c) all of the Pledged Share Dividends; and
(d) all of Pledgor's rights, title, interests, claims and remedies and all other benefits whatever now existing or hereafter arising in, to, under or in respect of all of the Initial Pledged Shares, all of the other Pledged Shares, all of the Pledged Share Dividends (subject to Section 2.04 of this Agreement) and all of the income and proceeds of any thereof.


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                  TO HAVE AND TO HOLD all of the foregoing unto Lender,
absolutely and forever, subject, however, to the terms and conditions set forth in this Agreement.

         Section 2.02. Delivery of Stock Certificates Representing Pledged
Shares.

                  (a) All of the stock certificates representing the Initial Pledged Shares have been delivered by Pledgor to Lender in pledge on the date of this Agreement. Each of such stock certificates names Pledgor as the owner of record of the Initial Pledged Shares represented thereby. Each of the Initial Pledged Shares has been duly transferred by Pledgor to Lender in pledge pursuant to instruments of transfer which have been duly executed in blank (with signatures guaranteed) and delivered to Lender by Pledgor.

                  (b) If (and on each occasion that) any additional Pledged Shares shall, at any time after the date of this Agreement, be issued or distributed or sold to or purchased or otherwise acquired by Pledgor, Pledgor will within seven business days of such issuance, distribution, sale, purchase or acquisition (i) cause all of the stock certificates representing such additional Pledged Shares to be delivered to Lender, and (ii) execute in blank (with guarantee of signatures) and deliver to Lender undated instruments of transfer, satisfactory to Lender in form and substance, by which each of such additional Pledged Shares shall be duly transferred by Pledgor to Lender in pledge. Each of such stock certificates will name Pledgor as the owner of record of the additional Pledged Shares represented thereby.

         Section 2.03.  Voting Power.

                  (a) Until the occurrence of an Event up Default, Pledgor will be permitted to exercise all voting powers pertaining to any Pledged Shares for any purpose not inconsistent with the terms of this Agreement.

                  (b) Pledgor acknowledges and agrees with Lender that, unless Lender otherwise consents, Pledgor shall have no rights whatever to exercise any voting powers pertaining to any Pledged Shares at any time after the occurrence of an Event of Default.

         Section 2.04. Cash Dividends. Prior to the occurrence of an Event of Default, Pledgor shall have no right to receive, collect or recover any Pledged Share Dividends except as permitted by the Loan Agreement. Following the occurrence of an Event of Default, Pledgor acknowledges and agrees that Pledgor shall have no right whatever to receive, collect or recover any dividends of any kind at any time.


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                                   ARTICLE III

                                 REPRESENTATIONS

         Pledgor hereby represents and warrants to Lender as follows:

         Section 3.01. Beneficial Ownership of Initial Pledged Shares. Pledgor is the sole beneficial owner of each of the Initial Pledged Shares. None of the Initial Pledged Shares is subject to any pledge, hypothecation, assignment, mortgage, lien, security interest, charge or other encumbrance of any kind except that created by this Agreement. None of the Initial Pledged Shares is subject to any shareholder agreements, voting agreements, voting trusts, trust deeds, irrevocable proxies or any other similar agreements or instruments, except this Agreement.

         Section 3.02. Binding Effect of Agreement. This Agreement has been duly executed and delivered to Lender by Pledgor and is in full force and effect. All of the agreements and obligations of Pledgor contained in this Agreement constitute legal, valid and binding obligations of Pledgor enforceable against Pledgor in accordance with their respective terms.

                                   ARTICLE IV

                                    COVENANTS

         Section 4.01. Defense of Lender's Title and Rights. Pledgor hereby covenants with Lender that Pledgor will defend Lender's right, title and special property in and to all of the Initial Pledged Shares and all of the other Pledged Shares. Pledgor will not sell, assign or otherwise transfer or dispose of any of the Pledged Shares, and it will not create, assume, incur or permit to exist any mortgage, lien, pledge, charge, security interest or other encumbrance of any kind in respect of any of the Pledged Shares; excluding, however, any mortgages, liens, pledges, charges, security interests and other encumbrances created on or after the date of this Agreement by Pledgor and securing the payment or performance of all or any part of the Obligations or any indebtedness of Pledgor to Lender, whether existing on the date of this Agreement or arising from time to time hereafter.

         Section 4.02. Limitation on Voting Powers. Pledgor hereby covenants with Lender that Pledgor will not at any time or times cast any vote in respect of any of the Pledged Shares or give any consents, waivers or ratifications in respect of any of the Pledged Shares which would violate or contravene, or which would cause or otherwise authorize Pledgor to violate or contravene any provision of this Agreement.

                                    ARTICLE V

                                POWER OF ATTORNEY

         Pledgor hereby absolutely and irrevocably constitutes and appoints Lender Pledgor's true and lawful agent and attorney-in-fact, with full power of substitution, in the name of Pledgor or



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in the name of Lender or in the name of any of Lender's agents or attorneys, following the occurrence and during the continuance of any default in the payment or performance of any of the Obligations (a) to execute and do all such assurances, acts and things which Pledgor ought to do under the covenants and provisions contained in this Agreement; (b) to take any and all such action as Lender or any of its agents or attorneys may, in its or their sole and absolute discretion, determine to be necessary or advisable for the purpose of maintaining, preserving or protecting the security constituted by this Agreement or any of the rights, remedies, powers or privileges of Lender under this Agreement; and (c) generally, in the name of Pledgor or in the name of Lender or in the name of any of Lender' agents or attorneys, to exercise all or any of the powers, authorities and discretions conferred on or reserved to Lender by or pursuant to this Agreement, and (without prejudice to the generality of any of the foregoing) to seal and deliver or otherwise perfect any deed, assurance, agreement, instrument or act which Lender or any of Lender's agents or attorneys may deem proper in or for the purpose of exercising any of such powers, authorities or discretions. Pledgor hereby ratifies and confirms, and hereby agrees to ratify and confirm, whatever Lender or any of Lender's agents or attorneys shall do or purport to do in the exercise of the power of attorney granted to Lender pursuant to this Article V, which power of attorney, being given for security, is irrevocable.

                                   ARTICLE VI

               TERMS OF THE SECURITY HELD AND RELEASE OF SECURITY

         Section 6.01. Continuing Security. The security created by this Agreement shall be held by Lender, as a continuing security for the payment and performance of all of the Obligations (whether existing on the date of this Agreement or arising from time to time thereafter). This Agreement, all of the rights, remedies, powers and privileges of Lender hereunder and the security created hereby shall be in addition to, and shall not in any way be prejudiced or affected by, any other collateral or any other security now or at any time or times hereafter held by Lender for all or any part of the Obligations. Each and every right, remedy, power and privilege conferred on or reserved to Lender hereunder shall be cumulative and in addition to, and not in limitation of, each and every other right, remedy, power or privilege conferred on or reserved to Lender under this Agreement or under the Loan Documents. All of the rights, remedies, powers and privileges vested in Lender hereunder may be exercised at such time or times and in such order and manner as Lender may, in its sole and absolute discretion, deem expedient.

         Section 6.02. Waivers of Notice; Assent. The agreements and obligations of Pledgor to Lender hereunder and the security constituted hereby shall not be, to any extent or in any way or manner whatsoever, satisfied, discharged, impaired, diminished, released or otherwise affected by any of the following, whether or not Pledgor shall have had any notice or knowledge of any thereof:
(a) the absorption, consolidation, merger or amalgamation of, or the effectuation of any other change whatsoever in the name, membership, constitution or place of formation of, Pledgor or any of their subsidiaries or Lender; (b) any increase or reduction in the amount of the Note, the termination of the Note, or the making of the Loans by Lender; (c) any extension or postponement of the time for the payment or performance of all or any part of the Obligations, the acceptance of any partial payment on all or any part of the Obligations, any and all other indulgences whatsoever by Lender in respect of all or any part of the Obligations, the taking,



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addition, substitution or release, in whole or in part, of any security for all or any part of the Obligations, or the addition, substitution or release, in whole or in part, of any person or persons primarily or secondarily liable in respect of all or any part of the Obligations; (d) any action or delay in acting or failure to act on the part of Lender under this Agreement, the Loan Documents, or in respect of all or any part of the Obligations, or in respect of all or any collateral other than the Collateral; or (e) any modification or amendment of, or any supplement or addition to, the Loan Documents. Pledgor hereby absolutely and irrevocably assents to and waives notice of any and all events, conditions, matters and things hereinbefore specified in clauses (a) to
(e), inclusive, of the foregoing sentence of this Section 6.02.

         Section 6.03. No Implied Waivers. No course of dealing between Pledgor and Lender, and no delay on the part of Lender in exercising any right, remedy, power or privilege hereunder or provided by statute or by law or in equity or otherwise, shall impair, prejudice or constitute a waiver of any such right, remedy, power or privilege or be construed as a waiver of any default or as an acquiescence therein; and any single or partial exercise of any such right, remedy, power or privilege shall not preclude any other or further exercise thereof or the exercise of any other rights, remedies, powers or privileges.

                                   ARTICLE VII

                           ENFORCEMENT OF THE SECURITY

         Section 7.01. Conditions of Enforceability of the Security. If any default in the payment or performance of any of the Obligations shall at any time occur, the security constituted by this Agreement shall become immediately enforceable by Lender, without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly and irrevocably waived by Pledgor.

         Section 7.02. Evidence of Obligations. In any legal proceedings against Pledgor for enforcing any agreements or obligations of Pledgor under this Agreement, a certificate of Lender as to the aggregate amount of all of the Obligations shall be prima facie evidence thereof.

         Section 7.03. Manner of Enforcement of Security. Lender shall have, in any jurisdiction where enforcement is sought, all of the rights, remedies, powers and privileges conferred on Lender, as secured party, under the Uniform Commercial Code of The Commonwealth of Massachusetts, and, without limiting the generality of the foregoing, Lender shall have the full right and power in respect of the Collateral or any part thereof in Lender's sole and complete discretion to do all and any of the following things:

                  (a) to take possession of the Collateral or any part thereof, wherever the same may be, without legal process and without compliance with any other condition precedent imposed by statute, rule of law or otherwise (all of which Pledgor hereby expressly and irrevocably waives), and to call in, collect, convert into money or otherwise deal with the Collateral or any part thereof with full power to sell (including the power to postpone such sale) the Collateral or any part thereof, either together or in lots, and either by public auction or private contract, and either for a lump sum or for a sum payable by installments or for a sum on account



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and a mortgage or charge or pledge for the balance, and with full power upon every sale to make any special or other stipulation as to title or evidence thereof or otherwise which Lender shall deem proper, and with full power to buy in or rescind or vary any contract for sale of the Collateral or any part thereof and to resell the same without being responsible for any loss which may be occasioned thereby, and with full power to compromise and effect compositions, and, for the purposes aforesaid or any of them, to execute and do all such assurances and things as Lender may deem appropriate;

                  (b) to settle, adjust, compromise and arrange all accounts, reckonings, controversies, questions, claims and demands whatsoever in relation to all or any part of the Collateral;

                  (c) to cause all or any of the Pledged Shares and all or any other Collateral to be sold, assigned or transferred to Lender or to any other person or persons and to be recorded or registered in the name of Lender or any other person or persons and to exercise or permit the exercise of any powers or rights incident to all or any part of the Collateral in such manner as Lender shall deem appropriate, and, in respect of all or any of the Pledged Shares, to exercise or permit the exercise of all rights and powers conferred by statute or otherwise upon a registered holder or owner of record thereof, including, without limitation, the calling or causing to be called of meetings, and proposing or causing to be proposed of resolutions (whether ordinary or special resolutions), including resolutions for winding up and voting at meetings;

                  (d) to execute and do all such contracts, agreements, deeds, documents and things, and to bring, defend and abandon all such actions, suits and proceedings in relation to all or any part of the Collateral as Lender shall deem expedient;

                  (e) to appoint managers, agents, officers and servants for any of the purposes mentioned in the foregoing provisions of this Section 7.03 for such periods as Lender shall deem appropriate and to dismiss the same; and

                  (f) generally, to do all such other acts and things as may be considered incidental or conducive to any of the matters or powers mentioned in the foregoing provisions of this Section 7.03 and which Lender may or can do lawfully and to use the name of Pledgor for the purposes aforesaid and in any proceedings arising therefrom.

         Section 7.04. Cooperation of Pledgor. Pledgor recognizes that the Pledged Shares are not readily marketable and may not be marketable at all if any default in the payment or performance of any of the Obligations shall occur and be continuing. In order, therefore, to enable Lender to use such means as Lender may determine necessary or advisable to realize upon the Collateral from time to time, and in order to induce Lender to make the Loans to Pledgor in reliance upon the Collateral, Pledgor hereby absolutely and irrevocably consents that Lender may use whatever means Lender may reasonably consider necessary or advisable to sell any or all of the Collateral at any time or times after the security constituted by this Agreement shall have become enforceable, including, without limitation, the giving of options to purchase any or all of the Collateral and the giving of credit to any purchaser of the Collateral. Because there is no established market for the Collateral and because it may be unlikely that any person will become



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or be interested in purchasing the Collateral as a result of the giving of any notice of public sale, Pledgor agrees that any sale of the Collateral may be private and without competitive bidding.

         Section 7.05. Notice of Sale. Lender will give Pledgor at least five
(5) days' prior written notice of the time and place of any public or private sale of all or any part of the Collateral or of the time after which any private sale or any other intended disposition of all or any part of the Collateral is to be made. Pledgor hereby absolutely and irrevocably agrees with Lender that any notice of any public or private sale or other disposition given by Lender to Pledgor in accordance with the preceding sentence of this Section 7.05 shall be, and shall for all purposes be deemed to be, reasonable notice.

         Section 7.06. Protection of Persons Dealing with Lender. No purchaser, mortgagor, mortgagee, Lender, debtor or other person dealing with Lender or with any attorney or agent of Lender shall be concerned to enquire (a) whether the security constituted by this Agreement has become enforceable, (b) whether any power exercised or purported to be exercised hereunder has become exercisable,
(c) whether any moneys remain due upon the security of this Agreement, (d) as to the propriety, regularity or purpose of the exercise of any power hereunder, or
(e) as to the application of any moneys paid to Lender or to any such attorney or agent.

         Section 7.07. Protection of Security. In addition to the rights and powers hereinabove given, Lender may, whether or not any default in the payment or performance of any of the Obligations shall have occurred and whether or not the security constituted by this Agreement shall have become enforceable, enter into possession of and hold any part of the Collateral which may at any time appear to Lender in danger of being taken under any process of law by any creditor of Pledgor or to be in jeopardy or otherwise endangered.

                                  ARTICLE VIII

                       APPLICATION OF MONEYS IN COLLATERAL

         All moneys realized by Lender after the security constituted by this Agreement shall have become enforceable as well as all moneys then held or at any time or times thereafter received by Lender as realizations of all or any part of the Collateral shall be held by Lender to apply the same as follows;

         FIRST: in or towards the payment and discharge of all (if any) debts, damages and liabilities, the payment of which shall be secured by any assignments, pledges, mortgages, security interests, charges, liens or other encumbrances having priority over the rights of Lender in and to such moneys;

         SECOND: in or towards the payment of, or (as the case may be) the reimbursement of Lender for or in respect of, all costs, expenses, disbursements and losses which shall have been incurred or sustained by Lender in or about or incidental to the collection of such moneys by Lender or the exercise, protection or enforcement by Lender of all or any of the rights, remedies, powers and privileges of Lender under this Agreement or in respect of the Collateral and in or



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towards the provision of adequate indemnity to Lender against all taxes or liens which by law shall have, or may have, priority over the rights of Lender in and to such moneys;

         THIRD: in or towards the payment of all of the Obligations in accordance with the Loan Documents and this Agreement; and

         FOURTH; to the payment of the surplus (if any) to Pledgor or to such other person or persons as shall be entitled to receive such surplus.

                                   ARTICLE IX

                        PROVISIONS OF GENERAL APPLICATION

         Section 9.01. Notices. All notices, requests, demands and other communications provided for hereunder shall be in writing and mailed or telefaxed or delivered to the applicable party in the manner set forth in
Section 9.6 of the Loan Agreement.

         Section 9.02. Indemnification. Without prejudice to any of the other provisions of this Agreement, Pledgor will pay to Lender, on demand by Lender at any time and as often as the occasion therefor may require, any and all reasonable costs, charges, expenses and other sums expended, paid or debited in account by Lender, whether by itself or through any attorney, substitute or agent, for any of the purposes referred to in this Agreement or otherwise howsoever in relation to the security over the Collateral or any part thereof created by this Agreement, including (without prejudice to the generality of the foregoing) the reasonable remuneration of any such attorney, substitute or agent and of any other servants or agents employed by Lender for any such purposes and any and all other reasonable costs, charges and expenses (whether in respect of litigation or not) incurred in the maintenance, preservation, protection, realization or enforcement of, or the collection and recovery of any moneys from time to time arising under, such security (or any security collateral or supplemental thereto), or in realizing or exercising any other power, authority or discretion in relation to the Collateral or any part thereof, or otherwise incurred under any provision of this Agreement, to the intent that Lender shall be afforded a full and unlimited indemnity in respect thereof, and, until so repaid, such costs, charges expenses and other sums shall be charged on the Collateral (but without prejudice to any other remedy, lien or security available to Lender).

         Section 9.03. Further Assurances. Pledgor hereby further agrees with Lender to execute, acknowledge and deliver any and all such further assurances and other deeds, agreements or instruments, and to take or cause to be taken all such other action, as shall be reasonably requested by Lender from time to time in order to give full effect to this Agreement and to maintain, preserve, safeguard and continue at all times all or any of the rights, remedies, powers and privileges of Lender under this Agreement, all without any cost or expense to Lender.

         Section 9.04. Binding Effect. This Agreement shall be binding upon Pledgor and its successors and assigns and shall inure to the benefit of Lender and its successors in title and assigns.


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         Section 9.05. Severability. In the event that any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect under any law applicable thereto, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, and Pledgor hereby agrees with Lender to execute any new agreement, deed or other instrument which is necessary to remedy such invalidity, illegality or unenforceability or to preserve the security constituted by the Collateral.

         Section 9.06.  Consent to Jurisdiction and Service of Process.

         (a) Except to the extent prohibited by applicable law, Pledgor irrevocably:

                  (i) agrees that any suit, action, or other legal proceeding arising out of this Stock Pledge Agreement may be brought in the courts of record of The Commonwealth of Massachusetts or any other state(s) in which any of the Collateral is located or in the courts of the United States located in The Commonwealth of Massachusetts or any other state(s) in which any of the Collateral is located;

                  (ii) consents to the jurisdiction of each such court in any such suit, action or proceeding; and

                  (iii) waives any objection which it may have to the laying of venue of such suit, action or proceeding in any of such courts.

         For such time as any of the Obligations of Borrower to Lender shall be unpaid in whole or in part and or the Commitment in effect, Pledgor irrevocably designates the registered agent or agent for service of process of the Pledgor as reflected on the records of the Secretary of State of Delaware as its registered agent, and, in the absence thereof, the Secretary of State of the State of Delaware, as its agent to accept and acknowledge on its behalf service of any and all process in any such suit, action or proceeding brought in any such court and agrees and consents that any such service of process upon such agent and written notice of such service to Pledgor by registered or certified mail shall be taken and held to be valid personal service upon Pledgor regardless of where Pledgor shall then be doing business and that any such service of process shall be of the same force and validity as if service were made upon it according to the laws governing the validity and requirements of such service in each such state and waives any claim of lack of personal service or other error by reason of any such service. Any notice, process, pleadings or other papers served upon the aforesaid designated agent shall, within three (3) Business Days after such service, be sent by the method provided for in Section
9.6 of the Loan Agreement to Pledgor at its address set forth in the Loan Agreement. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF ANY DISPUTE BETWEEN PLEDGOR AND LENDER WITH RESPECT TO THE FINANCING DOCUMENTS AND/OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY.

         Section 9.07. Specific Performance, etc. The rights granted to Lender under this Agreement are of a special, unique, unusual and extraordinary character. The loss of any of such



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

rights cannot reasonably or adequately be compensated by way of damages in any action at law, and any material breach by Pledgor of any of Pledgor's covenants, agreements or obligations under this Agreement will cause Lender irreparable injury and damage. In the event of any such breach, Lender shall be entitled, as a matter of right, to injunctive relief or other equitable relief in any court of competent jurisdiction to prevent the violation or contravention of any of the provisions of this Agreement or to compel compliance with the terms of this Agreement by the Pledgor. Lender is absolutely and irrevocably authorized and empowered by Pledgor to demand specific performance of each of the covenants and agreements of Pledgor in this Agreement. Pledgor hereby irrevocably waives any defense based on the adequacy of any remedy at law which might otherwise be asserted by Pledgor as a bar to the remedy of specific performance in any action brought by Lender against Pledgor to enforce any of the covenants or agreements of Pledgor in this Agreement.

         Section 9.08. Governing Law. This Agreement is intended to take effect as a sealed instrument. This Agreement will be governed by the laws of The Commonwealth of Massachusetts without reference to its conflicts of laws rules.

         Section 9.09. Titles. The title of this Agreement and the titles of sections and subsections, and of exhibits, are for convenience of reference only and will not be considered in the construction or interpretation hereof.

         Section 9.10. Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original but all of which together will constitute one and the same instrument.

         IN WITNESS WHEREOF, this STOCK PLEDGE AGREEMENT has been duly executed by or on behalf of each of the parties hereto as of July 23, 1997.

                                       BROADWAY & SEYMOUR, INC.


                                       By:___________________________
                                          Alan C. Stanford, President

                                       FLEET NATIONAL BANK, as Agent for
                                       itself and the Lenders


                                       By:____________________________
                                          Michael S. Barclay
                                          Assistant Vice President

STATE OF _________________
COUNTY OF _______________

         In ______________, on the _____ day of July, 1997, before me personally appeared the above-mentioned Alan C. Stanford, the President of Broadway & Seymour, Inc. to me known and known by me to be the person executing the foregoing for and on behalf of Broadway & Seymour, Inc. and he acknowledged said instrument by him executed to be his free act and deed in said capacity, and the free act and deed of said Broadway & Seymour, Inc.


                                            ------------------------------
                                            Notary Public
                                            My Commission Expires:


COMMONWEALTH OF MASSACHUSETTS
COUNTY OF SUFFOLK

         In Boston, on the __ day of July,1997, before me personally appeared the above-mentioned Michael S. Barclay, an Assistant Vice President of Fleet National Bank to me known and known by me to be the person executing the foregoing for and on behalf of Fleet National Bank and he acknowledged said instrument by him executed to be his free act and deed in said capacity, and the free act and deed of said Fleet National Bank.


                                             ------------------------------
                                             Notary Public
                                             My Commission Expires:




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